UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A
(Amendment No. 1)

CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 8, 2024 (November 7, 2024)
Brighthouse Financial, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-37905	81-3846992
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

11225 North Community House Road,	Charlotte,	North Carolina	28277
(Address of principal executive offices)			(Zip Code)
Registrant’s telephone number, including area code: (980) 365-7100

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	BHF	The Nasdaq Stock Market LLC
Depositary Shares, each representing a 1/1,000th interest in a share of 6.600% Non-Cumulative Preferred Stock, Series A	BHFAP	The Nasdaq Stock Market LLC
Depositary Shares, each representing a 1/1,000th interest in a share of 6.750% Non-Cumulative Preferred Stock, Series B	BHFAO	The Nasdaq Stock Market LLC
Depositary Shares, each representing a 1/1,000th interest in a share of 5.375% Non-Cumulative Preferred Stock, Series C	BHFAN	The Nasdaq Stock Market LLC
Depositary Shares, each representing a 1/1,000th interest in a share of 4.625% Non-Cumulative Preferred Stock, Series D	BHFAM	The Nasdaq Stock Market LLC
6.250% Junior Subordinated Debentures due 2058	BHFAL	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.
☐

Item 2.02.   Results of Operations and Financial Condition.
On November 7, 2024, Brighthouse Financial, Inc. (“Brighthouse Financial” or the “Company”) issued a financial supplement for the quarter ended September 30, 2024, a copy of which was attached as Exhibit 99.2 to the Current Report on Form 8-K furnished to the U.S. Securities and Exchange Commission on November 7, 2024 (the “Original Form 8-K”). Brighthouse Financial is furnishing this Amendment No. 1 on Form 8-K/A solely for the purpose of providing an updated copy of the financial supplement to reflect that on November 8, 2024, the Company entered into a reinsurance transaction with a third party to reinsure a legacy block of its fixed and payout annuities (the “Reinsurance Transaction”), which is effective as of September 30, 2024 and resulted in an increase to the Company’s estimated combined risk-based capital (“RBC”) ratio as of September 30, 2024 from between 365% and 385%, as reported in the Original Form 8-K, to between 400% and 420%. Accordingly, two references in the financial supplement to the estimated combined RBC ratio as of September 30, 2024 on pages 1 and 22 have been updated from “365%-385%” to “400%-420%.” No other changes have been made to the Original Form 8-K or the financial supplement furnished therewith.

The updated financial supplement is attached hereto as Exhibit 99.1 and incorporated herein by reference.

Item 7.01.  Regulation FD Disclosure.
During its earnings call for the quarter ended September 30, 2024, which was held on the morning of November 8, 2024, the Company discussed, among other things, the Reinsurance Transaction. The Company issued a news release later that same day announcing its entry into the Reinsurance Transaction. A copy of the news release is attached hereto as Exhibit 99.2 and is incorporated herein by reference.

In connection with such earnings call, Brighthouse Financial prepared a presentation for use with investors and other members of the investment community. The presentation contained two references to the Company’s estimated combined RBC ratio as of September 30, 2024 on slides 3 and 8 of “between 365% and 385%,” both of which have been updated to “between 400% and 420%,” as described in Item 2.02 above. The updated presentation is available on the Brighthouse Financial investor relations website at http://investor.brighthousefinancial.com.

Brighthouse Financial routinely uses its investor relations website to provide presentations, press releases, its insurance subsidiaries’ statutory filings, and other information that may be deemed material to investors. Accordingly, the Company encourages investors and others interested in the Company to review the information that it shares at http://investor.brighthousefinancial.com. All references to http://investor.brighthousefinancial.com are inactive textual references only, and the information contained on such website is not incorporated by reference into this Current Report on Form 8-K/A.

In accordance with General Instruction B.2 of Form 8-K, the information in Items 2.02, 7.01 and Exhibits 99.1 and 99.2 listed in Item 9.01 of this Current Report on Form 8-K/A shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liability of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01. Financial Statements and Exhibits.
(d) Exhibits

Exhibit No.	Description
99.1**	Financial Supplement for the quarter ended September 30, 2024, as updated November 8, 2024
99.2**	News release of Brighthouse Financial, Inc., dated November 8, 2024, announcing completion of reinsurance transaction
104*	Cover Page Interactive Data File (embedded within the Inline XBRL document)

*    Filed herewith.
**    Furnished herewith.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BRIGHTHOUSE FINANCIAL, INC.

By:	/s/ Kristine H. Toscano
	Name:	Kristine H. Toscano
	Title:	Chief Accounting Officer

Date: November 8, 2024

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